UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): September 14, 2005


                          VALLEY FORGE SCIENTIFIC CORP.
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               (Exact name of registrant as specified in charter)


                                  PENNSYLVANIA
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                 (State or other jurisdiction of incorporation)


             001-10382                               23-2131580
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     (Commission File Number)           (IRS Employer Identification Number)


             3600 Horizon Drive, King of Prussia, Pennsylvania 19406
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                    (Address of principal executive offices)


                                 (484) 690-9000
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              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 8.01  Other Events

         On September 14, 2005, Valley Forge Scientific Corp. announced the death of Leonard Malis, a director of the Company.

         On September 14, 2005, Valley Forge issued a press release announcing the death of Leonard Malis, a copy of the which is attached as Exhibit 99.1 and is incorporated by reference into this Item 8.01.


Item 9.01  Financial Statements and Exhibits

(d)      Exhibits

Exhibit Number    Description
--------------    -----------

    99.1          Valley Forge Scientific Corp. Press Release dated
                  September 14, 2005


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

                                   SIGNATURES
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         Pursuant to the requirement of the Securities Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATE: September 14, 2005

                                       VALLEY FORGE SCIENTIFIC CORP


                                       By: /s/ JERRY L. MALIS
                                           -------------------------------------
                                           Jerry L. Malis, President and
                                           Chief Executive Officer


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

                                  Exhibit Index


Exhibit No.       Description
-----------       -----------

   99.1           Valley Forge Scientific Corp. Press Release dated
                  September 14, 2005


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